Exhibit 32.1

CERTIFICATION
Pursuant to 18 U.S.C. 1350
(Section 302 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Xsovt Brands, Inc. (the “Company”) for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Avi M Koschitzki, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2011	By:	/s/ Avi M Koschitzki
Name: Avi M Koschitzki
Title: President and Chief Executive Officer
(principal executive officer)